UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 1998


                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                   65-0039856
 (STATE OR OTHER                    (COMMISSION              (I.R.S. EMPLOYER
 JURISDICTION                       FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA   33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)       (ZIP CODE)



      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (561) 681-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation (the "Company") dated March 31, 1998, announcing an agreement to acquire substantially all of the United Kingdom operations of Cityscape Financial, is attached hereto and filed herewith as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)    Exhibits

         The following exhibit is filed as part of this report:

         (99)  News release of Ocwen Financial Corporation dated March 31, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            OCWEN FINANCIAL CORPORATION
                                 (Registrant)


                            By: /s/ Mark S. Zeidman
                            -------------------------------------------------
                                    Mark S. Zeidman
                            Senior Vice President and Chief Financial Officer



Date:   April 7, 1998



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                                INDEX TO EXHIBIT



  EXHIBIT NO.   DESCRIPTION                                                 PAGE

      99        News  release of Ocwen  Financial  Corporation  (the         5
                "Company")  dated  March  31,  1998,  announcing  an
                agreement  to  acquire   substantially  all  of  the
                United Kingdom operations of Cityscape Financial.



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